Contingent liabilities and commitments	12 Months Ended
Dec. 31, 2020
Contingent liabilities and commitments [abstract]
Contingent liabilities and commitments

44 Contingent liabilities and commitments

In the normal course of business, ING Group is party to activities where risks are not reflected in whole or in part in the consolidated financial statements. In response to the needs of its customers, the Group offers financial products related to loans. These products include traditional off-balance sheet credit-related financial instruments.

Contingent liabilities and commitments
	2020	2019
Contingent liabilities in respect of
– Guarantees	23,386	27,502
– Irrevocable letters of credit	14,016	16,340
– other	97	131
	37,499	43,974

Guarantees issued by ING Groep N.V.	292	319

Irrevocable facilities	124,991	120,002
	162,782	164,296

Guarantees relate both to credit and non-credit substitute guarantees. Credit substitute guarantees are guarantees given by ING Group in respect of credit granted to customers by a third party. Many of them are expected to expire without being drawn on and therefore do not necessarily represent future cash outflows.

Irrevocable letters of credit mainly secure payments to third parties for a customer’s foreign and domestic trade transactions in order to finance a shipment of goods. ING Group’s credit risk in these transactions is limited since these transactions are collateralised by the commodity shipped and are of a short duration.

Other contingent liabilities include acceptances of bills and are of a short-term nature. Other contingent liabilities also include contingent liabilities resulting from the operations of the Real Estate business including obligations under development and construction contracts. Furthermore other contingent liabilities include a contingent liability in connection with a possible Dutch tax obligation that relates to the deduction from Dutch taxable profit for losses incurred by ING Bank in the United Kingdom in previous years. The existence of this obligation will be confirmed only by the occurrence of future profits in the United Kingdom.

Irrevocable facilities mainly constitute unused portions of irrevocable credit facilities granted to corporate clients. Many of these facilities are for a fixed duration and bear interest at a floating rate. ING Group’s credit risk and interest rate risk in these transactions is limited. The unused portion of irrevocable credit facilities is partly secured by customers’ assets or counter-guarantees by the central governments and other public sector entities under the regulatory requirements. Irrevocable facilities also include commitments made to purchase securities to be issued by governments and private issuers.

As at 31 December 2020, ING Groep N.V. guarantees various US dollar debentures (that mature between 2023 and 2036) which were issued by a subsidiary of Voya Financial Inc. In the Shareholder’s agreement between ING Groep N.V. and Voya Financial Inc. it was agreed that the aggregate outstanding principal amount of the debentures shall be reduced to nil at 31 December 2019. In accordance with the Shareholder’s agreement, the net exposure of ING Groep N.V. as at 31 December 2020 was nil, as the outstanding principal amount of the US dollar debentures was fully covered with collateral of EUR 304 million (2019: EUR 331 million) pledged by Voya Financial Inc.

In addition to the items included in contingent liabilities, ING Group has issued certain guarantees as participant in collective arrangements of national banking funds and as a participant in required collective guarantee schemes which apply in different countries. For example, ING Bank N.V. provided a guarantee to the German Deposit Guarantee Fund (‘Einlagensicherungsfonds’ or ESF) under section 5 (10) of the by-laws of this fund, where ING Bank N.V. indemnifies the Association of German Banks Berlin against any losses it might incur as result of actions taken with respect to ING Germany. The ESF is a voluntary collective guarantee scheme for retail savings and deposits in excess of EUR 100,000.